Statement of Additional Information

EntrepreneurShares Series Trust™

Name	Ticker Symbol

ERShares Entrepreneurs ETF	ENTR

ERShares NextGen Entrepreneurs ETF	ERSX

April 1, 2021

175 Federal Street

Suite #875

Boston, MA 02110

Toll Free: 877-271-8811

This Statement of Additional Information ("SAI") for the ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF (each, a "Fund" and collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus dated April 1, 2021 for the Funds, each a series of the EntrepreneurShares Series Trust (the "Trust"). A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above. This SAI, the annual reports and the semi-annual reports of the Funds are available to shareholders and prospective investors without charge upon request.

EntrepreneurShares™ and "EntrepreneurShares. Invest in Visionary Leadership" are registered trademarks of EntrepreneurShares LLC and Dr. Joel M. Shulman, respectively, and have been licensed for use by Capital Impact Advisors, LLC (the “Advisor”).

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated April 1, 2021, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Funds.

This SAI does not constitute an offer to sell securities.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	3
EXCHANGE LISTING AND TRADING	3
INVESTMENT OBJECTIVE	3
INVESTMENT STRATEGIES AND RISKS	3
INVESTMENT RESTRICTIONS	16
PORTFOLIO TURNOVER	18
DISCLOSURE OF PORTFOLIO HOLDINGS	18
MANAGEMENT	19
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	24
ADVISORY AND OTHER SERVICES	25
PORTFOLIO MANAGER	27
PORTFOLIO TRANSACTIONS AND BROKERAGE	29
NET ASSET VALUE	30
BOOK ENTRY ONLY SYSTEM	31
PURCHASE AND REDEMPTION OF CREATION UNITS	32
CONTINUOUS OFFERING	39
DIVIDENDS AND DISTRIBUTIONS	39
INACTIVE ACCOUNTS	40
ALLOCATION OF INVESTMENT OPPORTUNITIES	40
TAXES	41
GENERAL INFORMATION	46
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
FINANCIAL STATEMENTS	47

FUND HISTORY AND CLASSIFICATION

This Statement of Additional Information ("SAI") addresses the ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF, each a series of the EntrepreneurShares Series Trust (the "Trust"). The Funds are a non-diversified series of the Trust. Each of the ERShares Global Fund™ ("Global Fund"), the ERShares US Small Cap Fund™ ("US Small Cap Fund"), and the ERShares US Large Cap Fund™ ("US Large Cap Fund") is a series of the Trust that is addressed in separate Statements of Additional Information. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware statutory trust on July 1, 2010. This SAI supplements the information contained in the Funds’ Prospectus dated April 1, 2021 and contains more detailed information about each Fund's investment strategies and policies and the types of instruments in which a Fund may invest. A summary of the risks associated with these instrument types and investment practices is included as well.

The shares of the Funds are referred to herein as "Fund Shares" or "Shares." Each Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"), generally in exchange for a basket of securities ("Deposit Securities"), together with the deposit of a specified cash payment ("Cash Component"). Fund Shares trade on the NYSE Arca, Inc. (the "Exchange") at market prices that may be below, at, or above NAV. Shares are redeemable only in Creation Units and, generally, in exchange for Deposit Securities and a Cash Component.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading and trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary for a Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of a Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

INVESTMENT STRATEGIES AND RISKS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Fund Summary” in the Prospectus. The following information describes securities in which each Fund may invest. For purposes of this section, “the Fund” refers equally to each Fund.

Common Stock Risk

The Fund invests in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the

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issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign Securities

The Fund may invest in securities of foreign issuers, although generally the Fund will only invest in ADRs or American Depository Shares ("ADSs") of non-U.S. companies the business of which is tied economically to the United States. The Fund may also hold securities of U.S. and foreign issuers in the form of ADRs or ADSs and it may invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the relevant advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Investments in ADRs, ADSs or GDRs

As noted above, the Fund may hold securities of U.S. and foreign issuers in the form of ADRs, ADSs or GDRs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets. GDRs are issued by European financial institutions. ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The Fund may only invest in sponsored ADRs and GDRs.

Asset Class Risk

The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. This may cause the Fund to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better — or worse — than the general securities markets. In the past, these periods have lasted for as long as several years.

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Issuer Risk

The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Trading Price Risk

Shares of the Fund may trade on the NYSE Arca above or below (i.e., at a premium or discount to) their NAV. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all. In stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in markets for underlying portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of such Fund’s portfolio holdings. The market price of the Fund’s Shares may deviate from the value of the Fund’s underlying holdings, particularly during times of market stress, so, as a result, investors in the Fund may receive significantly more or significantly less than the value of its underlying securities.

The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at, or above their NAV. The market prices of Shares may deviate significantly from the Fund’s NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Swaps Risk

If the value of the specified security, index or other instrument tracked by a swap moves against the position held by the Fund’, the Fund may be required to pay the dollar value of the decrease in value (or increase in value, for an inverse swap) to the counterparty. To the extent that the Fund utilizes total return swaps, such instruments will be considered illiquid by the Fund and the Fund will be required to segregate liquid assets under contractual obligations. Such segregation could limit the Fund’s investment flexibility or impact the Fund’s ability to meet current obligations, such as redemption requests from Authorized Participants.

Futures and Swaps Counterparty Risk

All counterparties are subject to pre-approval by the Board and the number of counterparties may vary over time. During periods of credit market turmoil or when the amount invested by the Fund in futures contracts or total return swaps is limited relative to the Fund’s total net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk and the Fund may be unable to enter into futures contracts or total return swaps on terms that make economic sense, potentially preventing the Fund from achieving its investment objective or requiring it to enter into other types of derivative transactions which feature greater cost or risks. Further, a decline in the creditworthiness of a counterparty may impair the value of that counterparty's futures or swaps with the Fund’, which could result in the loss of all value of the derivative.

Redemption Risk

Shares are not individually redeemable. Shares may be redeemed by the Fund only in large blocks known as Creation Units. The Fund may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor, known as Authorized Participants, are authorized to transact in Creation Units with the Fund’. All other persons or entities transacting in Shares must do so in the Secondary Market.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund’. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for Shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in Shares of the Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of the Fund’s Shares and the value of its underlying securities.

Derivatives

The Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or "derived from" — the values of other assets, reference rates, or indexes. The Fund may invest in derivatives for hedging purposes. The Fund will not invest more than 5% of the value of its total assets in derivative securities.

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Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter ("OTC") market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the portfolio manager does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a "senior security", and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. Such Fund bears the risk that the portfolio manager will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Fund attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the

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Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate an obligation on a call that the Fund has written, the Fund may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be "covered." For a call to be "covered": (a) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period

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and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Fund must be "covered." For a put to be "covered", the Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund's positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Fund's loss from an un-hedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund

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may engage in related closing transactions with respect to options on futures contracts. The Fund may only purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Fund is operated by an investment advisor that claims an exclusion on behalf of the Fund from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA") pursuant to Rule 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (the "CFTC"). Accordingly, neither the Fund nor the relevant advisor is subject to registration or regulation as a "commodity pool operator" under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that the Fund's investments in certain derivative instruments regulated under the CEA ("Commodity Interests"), including futures, swaps and options on futures, exceed a certain threshold, the relevant advisor may be required to register as a "commodity pool operator" and/or "commodity trading advisor" with the CFTC with respect to the Fund. The Fund's eligibility to claim the exclusion will be based upon the level and scope of its investment in Commodity Interests, the purposes of such investments and the manner in which the Fund holds out its use of Commodity Interests. For example, Rule 4.5 requires a fund with respect to which the operator is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in Commodity Interests cannot generally exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of Commodity Interests not used solely for "bona fide hedging purposes," determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. The Fund currently intends to operate in a manner that would permit the Advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the Advisor's ability to manage the Fund under certain market conditions and may adversely affect the Fund's total return. In the event the Advisor becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund's expenses may increase.

When the Fund purchases or sells a futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the amount of the actual contractual obligation to pay in the future of the futures contract. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

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The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Advisor and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the portfolio manager's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the

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Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board has delegated to the relevant advisor the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed each advisor to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. The Fund considers a security illiquid if the Fund holds more than the average daily trading volume, based on a 30-day trading volume.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the relevant advisor under procedures established by and under the general supervision and responsibility of the Board.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

The Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary or emergency purposes. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund will reduce the amount of its

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borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund's total assets.

Money Market Instruments

The Fund may invest in cash and money market securities to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may invest in cash and money market securities, including money market demand accounts which offer many of the same advantages as commercial paper master notes. Investments with a money market deposit account will be limited to accounts with Federal Deposit Insurance Corporation insured banks. Other money market securities in which the Fund may invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Repurchase Agreements

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The applicable advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

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Rights and Warrants

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the investing Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock includes convertible and nonconvertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other

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REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, owning real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Cybersecurity Risks

With the increased use of technologies such as mobile devices and web-based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security, and related risks. Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause the Fund to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service the Fund's operations (e.g., through "hacking," "phishing," or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund's website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund's systems.

Cybersecurity incidents affecting the Fund, the Advisors, and other service providers to the Fund (including, but not limited to, the Fund's accountant, custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to both the Fund and its shareholders, interfere with the Fund's ability to calculate its net asset value, impede trading, render Fund shareholders unable to transact business and the Fund unable to process transactions, cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund tracks, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).

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INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the 1940 Act, of the shares of the Fund. Under the 1940 Act, approval of the holders of a "majority" of the Fund's outstanding voting securities means the favorable vote of the holders of the lesser of: (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund's borrowing of money.

The Fund may not:

1.	Borrow money to an extent or in a manner not permitted under the 1940 Act. As of the date of this SAI, the 1940 Act permits the Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.
2.	Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.
3.	Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.
4.	Purchase securities on margin. However, the Fund may obtain such short-term credit as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 1.
5.	Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.
6.	Concentrate in securities of issuers whose principal business activities are in the same industry, or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.
7.	Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that the Fund may lend its portfolio securities.
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8.	Issue senior securities to an extent not permitted under the 1940 Act. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.

"Concentration", for the purposes of a Fund's investment restrictions, means "25 percent or more of the value of the Fund's total assets invested or proposed to be invested in a particular industry or group of industries."

The Fund has adopted certain other investment restrictions that are not fundamental policies and which may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund's investments in illiquid securities and the Fund's borrowing of money. Any changes in these non-fundamental investment restrictions made by the Board will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

1.	A Fund will not invest more than 15% of the value of its net assets in illiquid securities.
2.	A Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies. The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act.
3.	A Fund will not invest in companies for the primary purpose of acquiring control or management thereof.

Each Fund's investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval in accordance with the 1940 Act. If the Board decides to change a Fund's investment objective, shareholders will be given 60 days' advance notice.

As long as the aforementioned investment restrictions are complied with, a Fund may invest its assets in money market instruments, including repurchase agreements or funds that invest exclusively in money market instruments (subject to applicable limits under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the principal repayment and interest payments are based on the movement of one or more factors, such as the movement of a particular stock or stock index), and/or stock index futures contracts, options on such futures contracts, swap agreements, forward contracts, reverse repurchase agreements, stock options and stock index options (collectively, "Financial Instruments"). Financial Instruments may be used by a Fund in managing cash flows. The Fund will not

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directly employ leverage in its investment strategies. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in the Fund's Annual Fund Operating Expenses, affect the Fund's performance. A portfolio turnover rate of 100% would occur, for example, if all of the Fund's securities were replaced within one year. A portfolio turnover rate of 100% or more would result in the Fund incurring more transaction costs such as brokerage, mark-ups or mark-downs. Payment of these transaction costs could reduce the Fund's total return. High portfolio turnover could also result in the payment by the Fund's shareholders of increased taxes on realized gains.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. In-kind subscriptions and redemptions are not included in the portfolio turnover calculations. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year. ETFs, such as the Fund, may incur very low levels of portfolio turnover (or none at all in accordance with the SEC methodology described above) because of the way in which they operate and the way shares are created in Creation Units. However, a low or zero Portfolio Turnover Rate should not be assumed to be indicative of the amount of gains that the Fund may or may not distribute to shareholders, as the instruments excluded from the calculation described above may have generated taxable gains upon their sale or maturity.

The portfolio turnover rate for the ERShares NextGen Entrepreneurs ETF for the fiscal year ended June 30, 2019 was 138% and for the fiscal year ended June 30, 2020 was 139%. The portfolio turnover rate for the ERShares Entrepreneurs ETF for the fiscal year ended June 30, 2020 was 130% and for the fiscal year ended June 30, 2019 was 39%. As a result of the outbreak of COVID-19, the Fund took a temporary defensive position, which resulted in an increase in portfolio turnover.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains the practices described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund's Chief Compliance Officer ("CCO") will report annually to the Board with respect to compliance with the portfolio holdings disclosure procedures described herein.

As an ETF, information about the Fund's portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Fund's listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund's anticipated portfolio holdings as of the next business day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the listing Exchange, the National Securities Clearing Corporation ("NSCC") and/or third party service providers.

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The Fund will disclose on the Fund's website (www.entrepreneurshares.com) at the start of each business day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund's calculation of its NAV on that business day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior business day and/or trades that have been completed prior to the opening of business on that business day and that are expected to settle on the business day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund's portfolio holdings is permitted to personnel of the Advisor, the distributor and the Fund's administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund's Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund's fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund's portfolio holdings or other investment positions except in accordance with the policy. The Trust's Board reviews the implementation of the policy on a periodic basis.

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds, the Global Fund, the US Small Cap Fund, and the US Large Cap Fund are the only funds in the "Fund Complex" as defined in the 1940 Act, and they are collectively sometimes referred to herein as the "Funds". The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

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Additional Disclosure Regarding Fund Trustees and Officers

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees Charles Aggouras 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1967	Trustee	Since 2018	Real estate investment and development	5	None
George R. Berbeco 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1944	Trustee	Since 2010	Private Investor; Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009)	5	Director – Bay Colony Development Corporation
Interested Trustees Joel M. Shulman, CFA 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1955	President and Trustee	Since 2010	Member and principal of EntrepreneurShares, LLC and Seaport Global Advisors, LLC since 2010; Member and founding partner of Capital Impact Advisors, LLC since 2013; Tenured professor at Babson College	5	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisor.

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Officers

Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Mihai Prisacariu (1994)	Chief Compliance Officer	Since 2019	Began involvement with EntrepreneurShares in 2017. Pursued academic studies prior to 2017.	N/A	N/A

Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016-2018; Financial Analyst – PWC from 2013-2016.	N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisor.

The Board of Trustees appointed Scott Stone, age 53, as an adviser to the Board. As an adviser, Mr. Stone attends meetings of the Board and acts as a non-voting participant. Mr. Stone currently serves as the President (since March 2015) and Chief Investment Officer (since June 2011) of Pentegra Investors, Inc., where he and his team are responsible for the management and oversight of the investment processes governing approximately $8 billion in assets, comprised of both public and private holdings of fixed income, equity, real estate, hedge fund and other alternative investments.

Mr. Stone is an interested person of the Funds because Pentegra Investors, Inc. is an affiliate of the Pentegra Defined Benefit Plan for Financial Institutions (the "Pentegra DB Plan"), a tax qualified pension plan and trust that holds a 25% equity stake in Capital Impact Advisors, LLC, the investment advisor to ERShares US Small Cap Fund, ERShares US Large Cap Fund, ERShares Entrepreneurs ETF, and ERShares NextGen Entrepreneurs ETF, and that is the majority shareholder of all of the series in the Trust. The insight and approval of Mr. Stone on strategic decisions regarding the advisor to the Funds is sought by Dr. Shulman, who is the control person of the advisor to the Funds.

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Qualification of Trustees

Dr. Shulman's experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the portfolio managers of the Funds, led to the conclusion that he should serve as a Trustee. Mr. Aggouras and Mr. Berbeco are experienced businessmen and Mr. Berbeco is familiar with financial statements. Each takes a conservative and thoughtful approach to addressing issues facing the Fund. These combinations of skills and attributes led to the conclusion that each of Mr. Aggouras and Mr. Berbeco, should serve as a Trustee.

Dr. Joel Shulman has been a Trustee and portfolio manager of the Funds since inception of the fund family. Dr. Shulman has extensive skill and experience as a portfolio manager, as well as familiarity with the investment strategies utilized by the portfolio manager of the Funds.

Charles Aggouras has been a Trustee of the Funds since 2018. He brings a unique perspective as the president and chief executive officer of a real estate development and investment firm. He is also experienced with financial matters.

George Berbeco has been a Trustee of the Funds since inception of the fund family. He brings a unique perspective as an accomplished entrepreneur and as a private investor. He is also experienced with financial, accounting, regulatory and investment matters.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Funds. The Board has engaged the Advisor, to manage the Funds and is responsible for overseeing the Advisor, and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Funds do not have a Chairman of the Board. As President of the Trust, Dr. Shulman is the presiding officer at all meetings of the Board. The Board does not have a lead non-interested Trustee. The Funds have determined that the Board's leadership structure is appropriate given its size and the nature of the Funds. The Board plans to meet every quarter to discuss matters related to the Funds.

The Trustees may consider nominations by shareholders for trustee vacancies. These nominations will be duly considered by the independent Trustees (or a duly constituted committee) and evaluated on their merits consistent with the Trustees' obligations to the Trust.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Trust officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds' principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Advisor and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a CCO of the Funds who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

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The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds' CCO.

Audit Committee

The Board has an Audit Committee whose members consist of Mr. Aggouras and Mr. Berbeco, each of whom is a non-interested Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds' independent registered public accounting firm and financial records. The Audit Committee met twice during the prior fiscal year

The Board has no other committees.

Compensation

The current, operating Funds' standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $2,500 for each Board meeting and a fee of $500 for each Audit Committee meeting attended, including special meetings. Effective December 2020, the compensation paid to each non-interested Trustee increased to $3,500 for each Board meeting and a fee of $1,000 for each Audit Committee meeting attended, including special meeting. The Funds also reimburse the non-interested Trustees for their reasonable travel expenses incurred in attending meetings of the Board. The Funds do not provide pension or retirement benefits to its Trustees. With regard to the Fund, these amounts will not be paid directly by the Fund, but instead will be paid by the Advisor out of the Advisor's fee, pursuant to the Advisor's unified fee arrangement with the Fund, as described below. The aggregate compensation paid by the current, operating Funds to each non-interested Trustee during the fiscal year ending June 30, 2020 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
Charles Aggouras	$ 11,000	$ 11,000
George R. Berbeco	$ 11,000	$ 11,000
Interested Trustee
Joel M. Shulman	$ 0	$ 0

Proxy Voting Policy

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30, is available without charge by calling 1-877-271-8811 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Funds vote proxies in accordance with the applicable advisor's proxy voting policy. The advisors generally follow the so-called "Wall Street Rule" (namely, it votes as management recommends or sells the stock prior to the meeting). The advisors believe that following the "Wall Street Rule" is consistent with the economic best interests of the Funds. When management makes no recommendation, the applicable advisor will not vote proxies unless the advisors determine the failure to vote would have a material adverse effect on the applicable Fund. If the advisor determines that the failure to vote would

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have a material adverse effect on such Fund, the advisors will vote in accordance with what it believes are the economic best interests of that Fund. Consistent with its duty of care, the advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which the applicable Fund invests. In the event that a vote presents a conflict of interest between the interests of the Fund and its advisor, the advisor will disclose the conflict to the Board and, consistent with its duty of care and duty of loyalty, "echo" vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).

Code of Ethics

The Trust and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. While Foreside Financial Group, LLC, on behalf of the Distributor and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, Foreside is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3). Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Dollar Range of Trustee Share Ownership

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the current, operating Funds as of December 31, 2020.

None of the Trustees who are non-interested Trustees, or any members of their immediate family, own shares of the advisors, the sub-advisor or companies, other than registered investment companies, controlled by or under common control with the advisors or the sub-advisor.

Name of Trustee	Dollar Range of Equity Securities in the ERShares Entrepreneurs ETF	Dollar Range in the ERShares NextGen Entrepreneurs ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
George Berbeco	$1 - $10,000	$1 - $10,000	Under $10,000
Dr. Joel Shulman	Over $100,000	Over $100,000	Over $100,000
Charles Aggouras	$1 - $10,000	$1 - $10,000	Under $50,000

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

The persons identified below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund's outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of the Fund's outstanding voting securities.

As of March 23, 2021, Cede & Co. was known to own of record all of the outstanding shares of each Fund, as detailed below. Other than the Pentegra DB Plan, the Fund does not have information

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concerning the beneficial ownership of shares of in each Fund. The Pentegra DB Plan holds a majority of the shares of in each Fund and may be considered a control person of each Fund, as discussed above.

ERShares Entrepreneurs ETF

Name	Address	Beneficial/Record	Number of Shares	% Hold
Cede & Co.	55 Water Street, 25th Floor New York, New York 10041	Record	5,650,000	100%
Pentegra DB Plan	701 Westchester Avenue, Suite 320E White Plains NY 10604	Beneficial	4,795,381	85%

ERShares NextGen Entrepreneurs ETF

Name	Address	Beneficial/Record	Number of Shares	% Hold
Cede & Co.	55 Water Street, 25th Floor New York, New York 10041	Record	1,900,000	100%
Pentegra DB Plan	701 Westchester Avenue, Suite 320E White Plains NY 10604	Beneficial	1,505,600	79%

As of March 23, 2021, the officers and Trustees of all of the funds in the Fund Complex as a group owned an aggregate of less than 1% of each of the Funds other than the Global Fund where the officers and Trustees of the Funds hold approximately 4.1%.

ADVISORY AND OTHER SERVICES

The Advisor

Capital Impact Advisors, LLC (the "Advisor") is the investment advisor to the Funds and was formed in April 2013. Under the advisory agreement for the Fund, the Advisor makes specific portfolio investments in accordance with the Fund's investment objective and the advisor's investment approach and strategies.

Dr. Joel M. Shulman is the principal of all three advisory entities: Chief Executive Officer of The Advisor and Seaport, and President of EntrepreneurShares, LLC. Dr. Shulman's position with the Trust and the Fund is described below under the caption "Portfolio Manager" and above under the caption "Management-Management Information." Dr. Shulman controls the advisory entities through equity ownership of each entity. While Dr. Schulman controls the Advisor, the Pentegra DB Plan holds a 25% equity stake in The Advisor. The Pentegra DB Plan received its ownership in The Advisor in February 2014 in exchange for seeding the US Small Cap Fund and the US Large Cap Fund.

Under the current investment advisory agreement, the Advisor has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund. The current term of the investment advisory agreement for the Fund will continue for one year, until September 30, 2021, unless terminated earlier in accordance with its terms.

The benefits derived by the Advisor from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the non-interested Trustees, or any members of

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their immediate family, owns shares of the Advisor or any companies, other than registered investment companies, controlled by or under common control with the Advisor.

Under the investment advisory agreement for the Fund (the "Advisory Agreement"), the Advisor pays all of its expenses arising from the performance of its obligations under the Advisory Agreement and pays all salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Advisor. The Advisor is not required to pay any other expenses of the Fund, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Advisor or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses. The ERShares Entrepreneurs ETF pays the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 0.49% (a unified fee out of which The Advisor pays all of the ordinary operating expenses of the Fund). The ERShares NextGen Entrepreneurs ETF pays the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 0.75% (a unified fee out of which The Advisor pays all of the ordinary operating expenses of the Fund).

Out of the management fee for the Fund, The Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business. The Advisor's management fee is designed to cause substantially all of the Fund's expenses to be paid and to compensate the Advisor for providing services for the Fund.

The Advisory Agreement remained in effect for two (2) years and now continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board, or (ii) by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the Fund's shareholders, on sixty (60) calendar days' written notice to the Advisor, and by the Advisor on the same notice to the Fund. The Advisory Agreement provides that it will be automatically terminated if it is assigned.

The Advisory Agreement provides that the Advisor will not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Advisor may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The ERShares Entrepreneurs ETF paid advisory fees in the amount of $361,651 for the fiscal year ended June 30, 2019 and paid $422,710 for the fiscal year ended June 30, 2020. The ERShares NextGen Entrepreneurs ETF paid advisory fees in the amount of $35,062 for the period ended June 30, 2019 and $190,753 for the period ended June 30, 2020.

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The Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, acts as the administrator, dividend disbursing agent and fund accounting agent for the Fund pursuant to a services agreement between the Trust and Ultimus (the "Services Agreement"). Pursuant to the Fund Servicing Agreement with the Trust, Ultimus provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and the Fund. In connection with its role as fund accounting agent, Ultimus performs record maintenance, accounting, Fund performance, financial statement and regulatory filing services for the Fund.

Custodian

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110-1548, serves as the Trust's custodian and index receipt agent pursuant to a Global Custodial and Agency Services Agreement (the "Custodian Agreement") and transfer agent pursuant to the Services Agreement. Pursuant to the Custodian Agreement, the custodian maintains cash, securities and other assets of the Trust and the Fund in separate accounts, keeps all required books and records and provides other necessary services. The custodian is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Fund.

Distributor

Foreside Fund Services, LLC (the "Distributor") serves as the distributor for the Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04106. The Distributor offers shares of each Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund's broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund.

PORTFOLIO MANAGER

The portfolio manager to the Funds may have responsibility for the day-to-day management of accounts other than the applicable Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of June 30, 2020.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joel M. Shulman	3	0	0	0	0	0
	$366,538,041.62	$0	$0	$0	$0	$0

The Advisor typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by the Advisors or one of their affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Funds and another account and allocation of aggregated trades). The Advisor have developed policies

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and procedures reasonably designed to mitigate those conflicts. In particular, the Advisor has adopted policies limiting the ability of the portfolio manager to cross securities (pursuant to these policies, if the Advisor is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Chief Compliance Officer and (b) inform the customer of the capacity in which the Advisor is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, generally will be made in proportion to the size of the original orders placed).

The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of October 1, 2020. There are no differences between the method used to determine the portfolio manager's compensation with respect to each Fund.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman's salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the Advisor.

The dollar range of equity securities in the Fund beneficially owned by the portfolio manager as of June 30, 2020 is $100,001 - $500,000.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the Advisory Agreement, the Advisor is responsible for decisions to buy and sell securities for the applicable Fund, broker dealer selection, and negotiation of brokerage commission rates. (These activities are subject to the general supervision and responsibility of the Board, as are all of the activities of the Advisor). The primary consideration of the Advisor in effecting a securities transaction will be execution at the most favorable securities price. Some of the portfolio transactions of a Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by such Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the applicable Fund at prices that include underwriting fees.

In selecting a broker dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the applicable Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from

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another broker dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused such Fund to pay a broker or dealer that provides brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities with respect to the Trust or other accounts for which such Advisor has investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisors shall report on such allocations regularly to the Board, indicating the broker dealers to whom such allocations have been made and the basis therefore.

During the most recent fiscal year, no Fund or advisor of a Fund has directed that Fund's brokerage transactions to a broker because of research services provided. During the most recent fiscal year, no Fund has acquired securities of its regular brokers or dealers or of their parents.

Brokerage Commissions

The ERShares Entrepreneurs ETF paid brokerage commissions in the amount of $4,028 for the fiscal year ended June 30, 2019 and $41,006 for the fiscal year ended June 30, 2020. The ERShares NextGen Entrepreneurs ETF paid brokerage commissions in the amount of $4,129 and $25,049 for the fiscal years ended June 30, 2019 and June 30, 2020, respectively.

NET ASSET VALUE

The NAV of the Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund's NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of the Fund's shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the portfolio manager under procedures

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established by and under the general supervision and responsibility of the Board. However, the Board may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments which mature in less than 60 days from the time of purchase are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission; (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which such Fund determines its NAV per share.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company ("DTC") acts as securities depository for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates are not issued for Shares.

DTC has advised the Trust as follows: DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext US (formerly known as the American Stock Exchange LLC) ("Alternext") and FINRA.

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Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). DTC agrees with and represents to DTC Participants that it administers its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not be entitled to have Shares registered in their names, do not receive or are entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede& Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners are effected as follows. DTC makes available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership

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interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Alternext.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares' NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a "Business Day"). The Exchange is open for trading Monday through Friday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Units of the Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund's portfolio as selected by the Advisor ("Fund Securities") and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum investment amount for a Creation Unit of the Fund.

The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the "Deposit Amount," an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant shall deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant shall receive the Cash Component.

The Custodian through NSCC (see the section of this SAI entitled "Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units"), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

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The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash ( i.e., a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason.

In addition to the list of names and number of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Purchases of Creation Units principally or in part for cash, if permitted, shall be effected in essentially the same manner as in-kind purchases of Creation Units of the Fund. In the case of a cash purchase, the Authorized Participant must pay the Fund Deposit entirely or in part in cash. The Authorized Participant placing a cash creation order shall be responsible for the Fund's brokerage and other transaction costs associated with using the cash to purchase the Deposit Securities of the Fund, in addition to the creation transaction fee for such Fund.

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either: (1) through Continuous Net Settlement System of the NSCC ("Clearing Process"), a clearing agency that is registered with the SEC, by a "Participating Party," (i.e., a broker-dealer or other participant in the Clearing Process); or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled "Additional Information Concerning Shares — Book Entry Only System"). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a "Participant Agreement"); such parties are collectively referred to as "APs" or "Authorized Participants." Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, are entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor processes orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by the closing time of the regular trading session on the Exchange ("Closing Time") (normally 4:00 p.m. New York time), as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail is opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled "Purchase and

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Redemption of Creation Units—Placement of Creation Orders Using Clearing Process" and "Purchase and Redemption of Creation Units—Placement of Creation Orders Outside Clearing Process."

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAT entitled "Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process" and "Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process."

Placement of Creation Orders Through the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date ("DTC Cut-Off-Time").

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All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component.

The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction costs may be borne by Authorized Participants with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled "Purchase and Sale of Creation Units—Creation—Creation Transaction Fee."

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust's determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay a fixed transaction fee ("Creation Transaction Fee") of $250 for each creation order which represents the maximum transaction fee. Authorized Participants placing a creation order in whole or in part in cash will also be responsible for the Trust's

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brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares' NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

With respect to the Fund, the Custodian, through NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities ("Cash Redemption Amount"), less a redemption transaction fee (see the section of this SAI entitled "Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee").

The right of redemption may be suspended or the date of payment postponed: (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund's portfolio securities or determination of the Fund's NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Placement of Redemption Orders Through the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either: (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above; or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable

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to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Authorized Participants will be required to pay a fixed transaction fee ("Redemption Transaction Fee") of $250 for each redemption order, which represents the maximum transaction fee.

Authorized Participants will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Cash Creations and Redemptions

The Trust reserves the right to offer a "cash" option for creations or redemptions of all Fund Shares, although it has no current intention of doing so for the Fund. A cash creation would involve the delivery of cash in lieu of some or all Deposit Securities for such creation order. In each instance of such cash creations, Authorized Participants placing creation orders will be responsible for Trust brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Authorized Participants will also be charged the Creation Transaction Fee or Redemption Transaction Fee. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act of 1933, as amended, (the "Securities Act") must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus

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delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DIVIDENDS AND DISTRIBUTIONS

General Policies

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a "regulated investment company" (a "RIC") or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder's account(s), as a shareholder's account(s) may be transferred to the shareholder's state of residence if no activity occurs within the shareholder's account during the "inactivity period" specified in the applicable state's abandoned property laws. Specifically, an incorrect address may cause a shareholder's account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder's account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The

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shareholder's last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds. Although securities of a particular company may be eligible for purchase by the Funds, an advisor may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund's investment objective and in a manner that is consistent with the applicable advisor's fiduciary duties under federal and state law to act in the best interests of each Fund.

There may also be times when a given investment opportunity is appropriate for some, or all, of an advisor's other client accounts. It is the policy and practice of both advisors not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

If an advisor determines that a particular investment is appropriate for more than one client account, the advisor may aggregate securities transactions for those client accounts ("block trades"). To ensure that no client account is disadvantaged as a result of such aggregation, both advisors have adopted policies and procedures to ensure that they do not aggregate securities transactions for client accounts unless they believe that aggregation is consistent with their duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the advisor aggregates securities transactions. No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed. Subject to minimum ticket charges, transaction costs are shared in proportion to client accounts' participation.

It is both advisors general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of an advisor's control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, an advisor may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet shareholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund's transactions affecting the market for such security. In any event, the Funds management believes that under normal circumstances such events will have a minimal impact on a Fund's per share NAV and its subsequent long-term investment return.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For

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example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the

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current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

ERShares Entrepreneurs ETF or ERShares NextGen Entrepreneurs ETF
c/o Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Distributions

Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% "Medicare tax." This tax generally applies to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

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Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

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Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any passive foreign investment companies ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after June 30, 2014, to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that

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the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

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Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

GENERAL INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of a Fund; and (3) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Fund at the Fund's most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of each Fund under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The Board may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

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The Board may appoint separate Trustees with respect to one or more series or classes of the Trust's shares ("Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Board in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class. The Trustees identified in this SAI are Trustees of the overall Trust and not solely Series Trustees of any Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, (2) tax return preparation and review, and (3) other related services for the Fund.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended June 30, 2020, together with the notes thereto, and the report of BBD, LLP, the Fund's independent registered public accounting firm, are incorporated by reference from the Fund's Annual Report for the fiscal year ended June 30, 2020 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. You can obtain a copy of the Annual Report without charge by calling the Fund at 877-271-8811.

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